                                                                Exhibit 24.1

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and apoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registraiton Statement on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documetns in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.



    Signature                          Title                                   Date
    ---------                          -----                                   ----


 /s/ John F. Grundhofer           President, Chief Executive                       , 1997
----------------------------      Officer and Director (principal        ----------------
John F. Grundhofer                executive officer)


 /s/ Susan E. Lester              Executive Vice President and           October 15, 1997
----------------------------      Chief Financial Officer                ----------------
Susan E. Lester                   (principal financial officer)


                                  Senior Vice President and                        , 1997
----------------------------      Controller (principal                   ---------------
David J. Parrin                   accounting officer)


 /s/ Linda L. Ahlers              Director                                October 15, 1997
----------------------------                                              ----------------
Linda L. Ahlers


 /s/ Harry L. Bettis              Director                                October 15, 1997
----------------------------                                              ----------------
Harry L. Bettis


 /s/ Gerry B. Cameron             Director                                October 15, 1997
----------------------------                                              ----------------
Gerry B. Cameron


 /s/ Carolyn Silva Chambers       Director                                October 15, 1997
----------------------------                                              ----------------
Carolyn Silva Chambers


 /s/ Arthur D. Colllins, Jr.      Director                                October 15, 1997
----------------------------                                              ----------------
Arthur D. Collins, Jr.

 /s/ Peter H. Coors               Director                                October 15, 1997
----------------------------                                              ----------------
Peter H. Coors



 /s/ Franklin G. Drake            Director                                         , 1997
----------------------------                                             ----------------
Franklin G. Drake


 /s/ Robert L. Dryden             Director                                October 15, 1997
----------------------------                                              ----------------
Robert L. Dryden


 /s/ John B. Fery                 Director                                          , 1997
----------------------------                                              ----------------
John B. Fery


 /s/ Joshua Green III             Director                                October 15, 1997
----------------------------                                              ----------------
Joshua Green III


 /s/ Robert L. Hale               Director                                October 15, 1997
----------------------------                                              ----------------
Robert L. Hale


 /s/ Delbert W. Johnson           Director                                October 15, 1997
----------------------------                                              ----------------
Delbert W. Johnson


 /s/ Norman M. Jones              Director                                October 15, 1997
----------------------------                                              ----------------
Norman M. Jones


 /s/ Richard L. Knowlton          Director                                          , 1997
----------------------------                                              ----------------
Richard L. Knowlton


 /s/ Jerry W. Levin               Director                                          , 1997
----------------------------                                              ----------------
Jerry W. Levin


 /s/ Kenneth A. Macke             Director                                October 15, 1997
----------------------------                                              ----------------
Kenneth A. Macke


 /s/ Allen T. Noble               Director                                October 15, 1997
----------------------------                                              ----------------
Allen T. Noble


 /s/ Edward J. Phillips           Director                                          , 1997
----------------------------                                              ----------------
Edward J. Phillips


 /s/ Paul A. Redmond              Director                                          , 1997
----------------------------                                              ----------------
Paul A. Redmond



                                  Director
----------------------------
S. Walter Richey


 /s/ Richard L. Robinson          Director                                October 15, 1997
----------------------------                                              ----------------
Richard L. Robinson


 /s/ N. Stewart Rogers            Director                                October 15, 1997
----------------------------                                              ----------------
N. Stewart Rogers


 /s/ Richard L. Schall            Director                                October 15, 1997
----------------------------                                              ----------------
Richard L. Schall


 /s/ Walter Scott, Jr.            Director                                October 15, 1997
----------------------------                                              ----------------
Walter Scott, Jr.


 /s/ Benjamin R. Whiteley         Director                                October 15, 1997
----------------------------                                              ----------------
Benjamin R. Whiteley
